Exhibit 99.5

Ensco and Rowan to Combine

Employee Frequently Asked Questions (FAQ)

Introduction

We prepared this initial FAQ document to address your questions regarding the proposed combination with Rowan. As this process moves forward, we will keep you apprised of important news.

For employees who are also Ensco shareholders, a joint proxy statement will soon be filed with the SEC that addresses many shareholder-related questions. It will be available on our website, www.enscoplc.com.

What was announced?

Today, we announced that we have entered into a definitive agreement to combine Ensco and Rowan as one company. The boards of directors of both companies have unanimously approved this combination.

Details of the announcement were provided in a press release issued today. President and CEO Carl Trowell also sent a memo to employees that is posted on PayZone.

Why are we combining with Rowan? And why now?

Both Ensco and Rowan are entering the proposed combination from a position of strength and, as a combined company, we will have an even greater ability to serve our customers and grow as the offshore sector recovers. Together, our companies will create an industry-leading offshore driller built upon the foundation of shared core values including ethical behaviour, safety, operational excellence and customer satisfaction.

The scale, geographic and customer diversification and financial strength of the combined company will make it well-positioned to capitalize on growth opportunities as the offshore sector recovery continues gaining momentum. By combining our two companies, we will create an industry-leading offshore driller in terms of fleet size, geographic presence and customer base. Those factors, along with having one of the highest-quality fleets in the industry, will make the combined company more competitive. Customers will benefit from a wider range of sophisticated drilling solutions, a talented workforce and operations that span six continents. Financially, we will now be even stronger, with a combined enterprise value of $12.0 billion, $2.7 billion of revenue backlog, a solid balance sheet and significant liquidity.

When will the combination be completed?

The proposed combination will be reviewed by several regulatory agencies, and is subject to the approval of Ensco and Rowan shareholders, as well as other customary closing conditions. In addition, the combination will be subject to court approval pursuant to a UK court-sanctioned scheme of arrangement. If you are an Ensco shareholder, you will receive a joint proxy statement that contains detailed information regarding the voting process.

Assuming regulatory and court approvals are secured and both companies’ shareholders vote in favour of the proposal at their respective special meetings, we anticipate that the combination will become effective in the first half of 2019.

What should I do in the interim?

In anticipation of favourable shareholder votes, management has initiated preliminary steps to ensure a smooth transition. Employees, however, should continue to conduct business as usual, i.e. operate as two independent companies until the combination is completed. For example, you should not contact employees at Rowan unless directed by your supervisor. We will provide relevant updates where possible and practicable. In the meantime, please focus on your daily responsibilities and consult your supervisor with any questions.

Who will be affected?

While the proposed combination is transformational for both companies and will result in changes, we expect that the majority of Ensco and Rowan employees, particularly offshore crews, will not be materially affected. As we combine our two companies following the transaction’s close, however, certain offices and positions will be consolidated.

We recognize that the proposed transaction may create uncertainty around employees’ roles in the combined organization and we intend to keep you informed as important decisions are made. We are committed to treating all Ensco and Rowan employees fairly and with respect as we move through this process. No changes will be made to your employment status due to the planned combination until the proposed transaction has been completed.

Will I have to move?

As we consolidate our businesses following closing, there will be certain instances where employees will be relocated, but those details won’t be finalized until the transition planning is complete.

Will severance packages be offered to employees who will lose their employment and employees choosing to discontinue employment with the combined company?

After transaction closing, enhanced severance packages will be provided to onshore employees who are not retained due to the combination. In addition, severance packages may also be provided to certain employees who decline offers to relocate internationally.

Relevant details of enhanced severance packages will be communicated in due course.

What are the plans for our large Texas-based staff and onshore operations support offices?

We plan to consolidate Ensco’s San Felipe and Rowan’s Post Oak office spaces after closing, but have not yet made a decision on location or timing. Additional information will be provided to employees who are affected by the consolidation as plans are finalized and decisions are made.

Will outplacement services be provided by Ensco to onshore employees who are notified of their loss of employment?

Yes. Human Resources will provide this information to impacted employees individually.

Who will be on the senior management team of the combined company?

Ensco’s President and CEO Carl Trowell will be Executive Chairman, Rowan’s President and CEO Tom Burke will be Chief Executive Officer and Ensco’s Senior Vice President and CFO Jon Baksht will serve as Chief Financial Officer of the combined company. Other senior management positions will be evaluated as part of the overall employee assessment process and these decisions will be communicated at a later date.

Will systems, policies and procedures change?

Operating systems, policies and procedures that incorporate best practices from our two companies will be standardized across the combined company over time following a rigorous management of change process. Importantly, no changes will be made until after the transaction closes.

Will employee benefits change?

We are now entering the benefits enrollment process for next year and no changes are anticipated for 2019 as a result of the combination. As we integrate our companies after closing, individual benefit plans will be evaluated and management will select the most appropriate plans for 2020 and beyond.

Will the Company have a new name, brand and/or stock symbol?

The combined company’s name, brand and stock symbol will be determined as part of the integration planning process and we will provide updates accordingly.

Will the combined company be domiciled in the UK? Where will the headquarters be located?

After closing, the combined company will remain a UK company with its global headquarters in London and a significant office presence in Houston. Senior executives will be based in both locations.

Will restricted share/cash units and stock options automatically vest upon closing?

Restricted share/cash units and stock options will not automatically vest in connection with the transaction. With regard to Ensco employees who hold restricted shares/cash units and options who are not offered positions at the combined company, Ensco may provide that a certain portion of their restricted shares/cash units and options will vest upon termination of their employment. Such treatment of these equity awards will become effective on, and contingent upon, the closing of the transaction and will be communicated on an individual basis.

Some Ensco employees are eligible for Ensco Cash Incentive Plan (ECIP) bonuses. Will these be paid in March as usual?

Yes, the proposed combination will not influence the pay-out of ECIP bonuses. Employees terminated as a result of the transaction will receive their pro-rated cash bonuses upon termination.

How will my ownership in Ensco shares change?

Current Ensco shareholders will retain their Ensco shares under the proposed combination.  Except as previously mentioned, vesting of restricted shares/cash units and options will not be influenced solely as a result of the transaction. Employees must continue to abide by the Securities Trading Policy and applicable laws.  Please refer to the joint proxy statement that will be filed with the SEC for additional information.

Will the Long-Term Incentive Plan continue?

For 2019 and beyond, we will evaluate long-term incentive plan alternatives for the combined company as we work through the integration process. These decisions will be communicated accordingly.

How will the transition impact customers?

There will be no changes until closing. Customers will continue to receive exceptional service as we work to complete the transaction. After the closing, we will begin to consolidate our two companies and we anticipate a smooth transition that will be seamless to our customers.

Going forward, the combination will give us enhanced capabilities in terms of our combined fleet, geographic presence, financial strength, and expertise, all of which should greatly benefit our customers.

What should I do if I receive questions from customers?

Senior managers will be communicating with customers regarding our announcement.  Should you receive questions from other outside parties, such as the media or analysts, please refer them to the Investor Relations Department at 713-789-1400.

Whom should I contact with questions?

Please contact your supervisor with additional questions.

Forward-Looking Statements

Statements included in this document regarding the proposed transaction, benefits, expected synergies and other expense savings and operational and administrative efficiencies, opportunities, timing, expense and effects of the transaction, financial performance, accretion to cash flows, revenue growth, credit ratings or other attributes of Ensco plc following the completion of the transaction and other statements that are not historical facts, are forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended (the “Securities Act”)).  Forward-looking statements include words or phrases such as “anticipate,” “believe,” “contemplate,” “estimate,” “expect,” “intend,” “plan,” “project,” “could,” “may,” “might,” “should,” “will” and words and phrases of similar import.  These statements involve risks and uncertainties including, but not limited to, actions by regulatory authorities, rating agencies or other third parties, actions by the respective companies’ security holders, costs and difficulties related to integration of Ensco and Rowan, delays, costs and difficulties related to the transaction, market conditions, and Ensco’s financial results and performance following the completion of the transaction, satisfaction of closing conditions, ability to repay debt and timing thereof, availability and terms of any financing and other factors detailed in the risk factors section and elsewhere in Ensco’s and Rowan’s Annual Report on Form 10-K for the year ended December 31, 2017 and their respective other filings with the Securities and Exchange Commission (the “SEC”), which are available on the SEC’s website at www.sec.gov.  Should one or more of these risks or uncertainties materialize (or the other consequences of such a development worsen), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected.  All information in this document is as of today.  Except as required by law, both Ensco and Rowan disclaim any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise.

Important Additional Information Regarding the Transaction Will Be Filed With the SEC

In connection with the proposed transaction, Ensco and Rowan will file a joint proxy statement on Schedule 14A with the SEC.  Ensco and Rowan intend that the proposed transaction will be implemented by means of a court-sanctioned scheme of arrangement between Rowan and Rowan’s shareholders under the UK Companies Act 2006, as amended, in which case the issuance of Ensco’s ordinary shares in the proposed transaction would not be expected to require registration under the Securities Act, pursuant to an exemption provided by Section 3(a)(10) under the Securities Act. In the event that Ensco determines to conduct an acquisition of Rowan pursuant to an offer or otherwise in a manner that is not exempt from the registration requirements of the Securities Act, it will file a registration statement with the SEC containing a prospectus with respect to Ensco’s ordinary shares that would be issued in the proposed transaction.  INVESTORS AND SECURITY HOLDERS OF ENSCO AND ROWAN ARE ADVISED TO CAREFULLY READ THE JOINT PROXY STATEMENT (WHICH WILL INCLUDE AN EXPLANATORY STATEMENT IN RESPECT OF ANY SCHEME OF ARRANGEMENT OF ROWAN, IN ACCORDANCE WITH THE REQUIREMENTS OF THE UK COMPANIES ACT 2006) AND ANY REGISTRATION STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION.  A definitive joint proxy statement and any registration statement/prospectus, as applicable, will be sent to security holders of Ensco and Rowan in connection with the Ensco and Rowan shareholder meetings.  Investors and security holders may obtain a free copy of the joint proxy statement (when available), any registration statement/prospectus, and other relevant documents filed by Ensco and Rowan with the SEC from the SEC’s website at www.sec.gov.  Security holders and other interested parties will also be able to obtain, without charge, a copy of the joint proxy statement, any registration statement/prospectus, and other relevant documents (when available) by directing a request by mail or telephone to either Investor Relations, Ensco plc, 5847 San Felipe, Suite 3300, Houston, Texas 77057, telephone 713-789-1400, or Investor Relations, Rowan Companies plc, 2800 Post Oak Boulevard, Suite 5450, Houston, Texas 77056, telephone 713-621-7800.  Copies of the documents filed by Ensco with the SEC will be available free of charge on Ensco’s website at www.enscoplc.com under the tab “Investors.”  Copies of the documents filed by Rowan with the SEC will be available free of charge on Rowan’s website at www.rowan.com/investor-relations.

Participants in the Solicitation

Ensco and Rowan and their respective directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies from their respective security holders with respect to the transaction.  Information about these persons is set forth in Ensco’s proxy statement relating to its 2018 General Meeting of Shareholders and Rowan’s proxy statement relating to its 2018 General Meeting of Shareholders, as filed with the SEC on March 30, 2018 and April 3, 2018, respectively, and subsequent statements of changes in beneficial ownership on file with the SEC.  Security holders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the respective companies’ security holders generally, by reading the joint proxy statement, any registration statement and other relevant documents regarding the transaction, which will be filed with the SEC.

No Offer or Solicitation

This document is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.  Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Service of Process

Ensco and Rowan are incorporated under the laws of England and Wales.  In addition, some of their respective officers and directors reside outside the United States, and some or all of their respective assets are or may be located in jurisdictions outside the United States.  Therefore, investors may have difficulty effecting service of process within the United States upon those persons or recovering against Ensco, Rowan or their respective officers or directors on judgments of United States courts, including judgments based upon the civil liability provisions of the United States federal securities laws. It may not be possible to sue Ensco, Rowan or their respective officers or directors in a non-U.S. court for violations of the U.S. securities laws.